                                                                    Exhibit 10.6




                         THE DEFERRED COMPENSATION PLAN
                                       OF
                      FIRST-CITIZENS BANK AND TRUST COMPANY
                                 SOUTH CAROLINA


                                TABLE OF CONTENTS

Preamble.......................................................................1

                                    ARTICLE 1
                    REFERENCES, CONSTRUCTION, AND DEFINITIONS

1.1........................................................Adjustment Date     2
1.2..............................................................Affiliate     2
1.3............................................Authorized Leave of Absence     2
1.4 ..................................................................Bank     2
1.5............................................................Beneficiary     2
1.6..................................................................Board     2
1.7...................................................................Code     2
1.8..............................................................Committee     2
1.9..............................................................Deferrals     2
1.10.................................................Disability Retirement     3
1.11......................................................Early Retirement     3
1.12........................................................Effective Date     3
1.13..............................................................Employee     3
1.14.....................................Employer Discretionary Allocation     3
1.15.................................................................ERISA     3
1.16..............................................................Interest     3
1.17.....................................................Normal Retirement     3
1.18.................................................Normal Retirement Age     3
1.19...........................................................Participant     3
1.20.................................................Participating Company     3
1.21..................................................................Plan     4
1.22.............................................................Plan Year     4
1.23....................................................Retirement Account     4
1.24............................................................Retirement     4
1.25................................................................Salary     4
1.26..............................................Salary Deferral Election     4
1.27...............................................................Service     4
1.28.............................................................Severance     4
1.29......................................................Surviving Spouse     4
1.30.............................................Termination of Employment     4
1.31......................................................Total Disability     5

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                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

2.1............................................................Eligibility     5
2.2..........................................................Participation     5
2.3..............................................Duration of Participation     5

                                    ARTICLE 3
                          ACCUMULATION OF PLAN BENEFITS

3.1.....................................................Deferral Elections     6
3.2.....................................Employer Discretionary Allocations     6
3.3...............................................................Interest     7

                                    ARTICLE 4
                               RETIREMENT BENEFITS

4.1.................................................The Retirement Benefit     7
4.2...........................................................Reemployment    10
4.3..................................................................Death    10
4.4................................Payment of Plan Benefits Upon Severance    11

                                    ARTICLE 5
                                HARDSHIP PAYMENTS

5.1......................................................Hardship Payments    11

                                    ARTICLE 6
                                   ADJUSTMENTS

6.1...............................................................Accounts    11
6.2......................................Adjustments to Retirement Account    11

                                    ARTICLE 7
                                   CONDITIONS

7.1...................................................Faithful Performance    12
7.2........................................................Tax Law Changes    12

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                                    ARTICLE 8
                           ADMINISTRATION OF THE PLAN

8.1.....................................Powers and Duties of the Committee    12
8.2.................................................................Agents    13
8.3.......................................................Reports to Board    13
8.4.................................................Structure of Committee    13
8.5....................................Adoption of Procedures of Committee    13
8.6..............................................Instructions for Payments    13
8.7....................................................Claims for Benefits    14
8.8..................................................Mandatory Arbitration    14
8.9..........................................................Hold Harmless    14
8.10....................................................Service of Process    15

                                    ARTICLE 9
                          DESIGNATION OF BENEFICIARIES

9.1................................................Beneficiary Designation    15
9.2.......................................Failure to Designate Beneficiary    15

                                   ARTICLE 10
                       WITHDRAWAL OF PARTICIPATING COMPANY

10.1...................................Withdrawal of Participating Company    15
10.2..................................................Effect of Withdrawal    16

                                   ARTICLE 11
                      AMENDMENT OR TERMINATION OF THE PLAN

11.1..................................Right to Amend or Terminate the Plan    16
11.2................................................................Notice    16

                                   ARTICLE 12
                       GENERAL PROVISIONS AND LIMITATIONS

12.1......................................No Right to Continued Employment    17
12.2............................................Payment of Behalf of Payee    17
12.3.........................................................Nonalienation    17
12.4.........................................................Missing Payee    17
12.5..................................................Required Information    18
12.6............................................Cooperation of Participant    18
12.7...........................................No Trust or Funding Created    18
12.8........................................................Binding Effect    18
12.9...............................................Merger or Consolidation    18

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12.10..........................................................Entire Plan    19

                                    EXHIBITS

Salary Deferral Election.........................................Exhibit A
Beneficiary Designation Form.....................................Exhibit B




                         THE DEFERRED COMPENSATION PLAN
                                       OF
                      FIRST-CITIZENS BANK AND TRUST COMPANY
                                 SOUTH CAROLINA


                                    PREAMBLE



         The purpose of this Deferred Compensation Plan of First-Citizens Bank and Trust Company of South Carolina (the "Plan") is to allow certain members of the management team of First-Citizens Bank and Trust of South Carolina (the "Bank") to defer the receipt of a portion of their compensation in excess of the amount the eligible individual may otherwise be permitted to contribute to the Bank's tax-qualified 401(k) plan. Further, the Bank may use this Plan to provide further deferred compensation in the form of individually determined, discretionary allocations for the benefit of certain management team members.

         The Bank establishes this Plan to further the economic interests of the Bank and its affiliates by providing deferred compensation incentives to selected management team members. This Plan is intended to enhance the long term performance and retention of the management team members selected to participate in this Plan.

         This Plan is a "top-hat" plan within the meaning of Section 201(2), 301(a)(3), and 401(a)(1) of the Employment Retirement Income Security Act of 1974, as amended (ERISA). As such, this Plan is subject to limited ERISA reporting and disclosure requirements, and is exempt from all other ERISA requirements. Distributions required or contemplated by this Plan or actions required to be taken under this Plan shall not be construed as creating a trust of any kind or a fiduciary relationship between the Bank and any Participant, any Participants' designated beneficiary, or any other person. Should the Bank set aside any funds or purchase any insurance contract on the life of any Participant in anticipation of its obligations under the Plan, such fund or insurance contract shall continue for all purposes to be a part of the general funds of the Bank and no other person other than the Bank shall, by virtue of the Plan or otherwise, have any interest in such funds or contract.

                                    ARTICLE 1
                    REFERENCES, CONSTRUCTION AND DEFINITIONS

         Unless otherwise indicated, all references to articles, sections and subsections shall be to the Plan as set forth in this document. The Plan and all rights thereunder shall be construed and enforced in accordance with ERISA and, to the extent that state law is applicable, the laws of the State of South Carolina. The article titles and the captions preceding sections and subsections have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision. When the context so requires, the singular includes the plural. Whenever used herein and capitalized, the following terms have the respective meanings indicated unless the context plainly requires otherwise.

1.1 "Adjustment Date" means the last day of each calendar month, and any other date specified by the Committee upon or as of which accounts are adjusted as set forth in Article 6.

1.2 "Affiliate" means any corporation with respect to which the Bank owns, directly or indirectly, more than 50 percent of the corporation's outstanding capital stock, and any other entity the Committee designates an Affiliate.

1.3 "Authorized Leave of Absence" means either (a) a leave of absence authorized by the Participating Company provided that the Employee returns within the period specified; or (b) an absence required to be considered an Authorized Leave of Absence by applicable law.

1.4 "Bank" means First-Citizens Bank and Trust Company of South Carolina or any entity which succeeds to its rights and obligations with respect to the Plan.

1.5 "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to Article 9 to receive the benefits, if any, payable on behalf of the Participant under the Plan after the death of such Participant, or, when there has been no such designation or an invalid designation, the individual or entity, or the individuals or entities, who will receive such amount.

1.6      "Board" means the Board of Directors of the Bank.

1.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

1.8 "Committee" means the Committee provided for in Article 8 and responsible for administering the Plan.

1.9 "Deferrals" means amounts of Salary foregone pursuant to a Salary Deferral Election.

1.10 "Disability Retirement" means, with respect to a Participant who incurs a Termination of Employment on account of Total Disability, the Participant shall be deemed to have taken Disability Retirement six months thereafter, provided the Participant's Total Disability continues until such Disability Retirement.

1.11 "Early Retirement" means Termination of Employment prior to Normal Retirement, other than on account of death or Disability Retirement, pursuant to a plan approved by the Board specifically allowing payment of benefits under this Plan upon such retirement under Section 4.1(e).

1.12 "Effective Date" means the date the provisions of this Plan become effective, January 1, 1998.

1.13 "Employee" means a person who is a common law employee of a Participating Company or an Affiliate.

1.14 "Employer Discretionary Allocation" means a dollar amount allocated to a Participant's Retirement Account pursuant to Plan Section 3.2.

1.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended. All citations to sections of ERISA are to such sections as they may from time to time be amended or renumbered.

1.16 "Interest" means, with respect to each Adjustment Date, the dollar amount of interest to be credited to the Participant's Retirement Account as provided in Article 6. The rate of Interest shall be determined in accordance with Plan Section 3.3.

1.17 "Normal Retirement" means Termination of Employment, other than on account of death, on or after the date the Participant attains Normal Retirement Age.

1.18     "Normal Retirement Age" means age 65.

1.19 "Participant" means any individual who commenced participation in the Plan as provided in Article 2 and who is either (a) an Employee, (b) a former Employee who is eligible for a benefit under the Plan, or (c) a former Employee whose employment terminated on account of Total Disability and who may later become eligible for a benefit under the Plan.

1.20 "Participating Company" means the Bank or an Affiliate which, by action of its board of directors or equivalent governing body and with the written consent of the Board, has adopted the Plan; provided that the Board may, subject to the foregoing provision, waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, a Participating Company shall be deemed to appoint the Bank its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Bank and accept the delegation to the Committee of all the power and authority conferred upon it by the Plan. The authority of the Bank to act as such agent shall continue until the Plan is terminated as to the Participating Company. The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise.

1.21 "Plan" means the Deferred Compensation Plan of First-Citizens Bank and Trust Company of South Carolina, as contained herein and as it may be amended from time to time hereafter.

1.22     "Plan Year" means the calendar year ending on each December 31st.

1.23 "Retirement Account" means, with respect to each Participant's Deferrals and Employer Discretionary Allocations (and Interest on such amounts), the separate bookkeeping account adjusted as of each Adjustment Date as provided in Section 6.2. The Retirement Account may also be referred to as the Retirement Benefit. Subaccounts shall be maintained within each Participant's Retirement Account.

1.24 "Retirement" means a Participant's Normal Retirement, Early Retirement, or Disability Retirement. The term "Retire" means the act of taking Retirement.

1.25 "Salary" means, with respect to an Employee, all cash compensation (exclusive of fringe and other employment benefits) payable by the Participating Company to the Employee for Service. Notwithstanding any provision in this Plan to the contrary, Salary shall include commissions.

1.26 "Salary Deferral Election" means the Participant's written election, made in accordance with Section 2.4, on the form provided by the Committee, to forgo the receipt of a stipulated amount of Salary. Amounts so foregone are called "Deferrals."

1.27 "Service" means employment with the Participating Company or any Affiliate. Notwithstanding any provision in the Plan to the contrary, periods of Total Disability constitute Service.

1.28 "Severance" means Termination of Employment other than on account of Retirement, death, or Total Disability.

1.29 "Surviving Spouse" means the survivor of a deceased Participant to whom such deceased Participant was legally married (as determined by the Committee) immediately before the Participant's death.

1.30 "Termination of Employment" means a Termination of Employment with the Participating Company or an Affiliate as determined by the Committee in accordance with reasonable standards and policies adopted by the Committee; provided, however, that the transfer of an Employee from employment by one Participating Company or an Affiliate to employment by another Participating Company or Affiliate shall not constitute a Termination of Employment; and provided further that a Termination of Employment shall occur on the earlier of (a) or (b) where:

         (a) is the date as of which an Employee quits, is discharged, terminates employment in connection with a disability (including Total Disability), Retires or dies, and

         (b) is the first day of absence of an Employee who fails to return to employment at the expiration of an Authorized Leave of Absence.

1.31 "Total Disability" means a condition due to bodily injury or mental or physical disease that prevents the Participant from performing the substantial and material duties of his or her normal occupation. The Committee, in the exercise of its sole and absolute discretion, shall determine, based on competent medical advice, whether the Participant is under a Total Disability. "Totally Disabled" means being under a Total Disability.


                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

2.1 Eligibility. An Employee shall be eligible to become a Participant in the Plan if the Employee:

         (a) is a member of the Participating Company's "select group of management or highly compensated employees," as defined in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, as
                  amended; and

         (b)      is designated in writing by the Committee as eligible.

2.2 Participation. An Employee who is eligible under Plan Section 2.1 to become a Participant shall become a Participant upon:

         (a) the execution and delivery of an election form under The Capital Accumulation Plan for the Employees of First Citizens Bank & Trust Company of South Carolina and Adopting Related Parties (the "401(k) Plan") for the maximum amount allowed to be contributed to the 401(k) Plan; and

         (b) the execution and delivery of a Deferral Election under this Plan.

         No Salary Deferral Election shall be valid until accepted by the Committee in the exercise of its sole and absolute discretion. Notwithstanding the preceding, an Employee who is eligible under Plan
         Section 2.1 and who receives an Employer Discretionary Allocation shall become a Participant when the Employer Discretionary Allocation is declared.

2.3 Duration of Participation. A Participant shall continue to be a Participant until the date the Participant is no longer entitled to a benefit under this Plan.

                                    ARTICLE 3
                          ACCUMULATION OF PLAN BENEFITS

3.1      Deferral Elections

         (a)      Procedures.

                  (1) First Year of Participation. An Employee shall have 30 days following the date the Employee first becomes eligible to participate in this Plan in which to execute and deliver to the Committee a Salary Deferral Election by which the Participant elects to defer a stipulated amount of Salary to be earned during the portion of the Plan Year remaining after the Salary Deferral Election is made and which, but for such Salary Deferral Election, would be paid to the Participant.

                  (2) Subsequent Years of Participation. Unless a longer period is authorized under paragraph (1) above, an eligible Employee shall have until December 31 of each Plan Year to execute and deliver to the Committee a Salary Deferral Election providing for the Deferral of a stipulated amount of Salary to be earned during the next Plan Year and which, but for such Salary Deferral Election, would be paid to the Participant.

         (b) Maximum Deferrals. An eligible Employee is prohibited from making any Deferral Election which would result in Deferrals for a Plan Year in excess of 10% of Salary.

         (c) Minimum Deferrals. An eligible Employee is prohibited from making any Deferral Election which, in the determination of the Committee, would result in Deferrals for a Plan Year of less than $2,000. The foregoing notwithstanding, the Committee, in the exercise of its discretion, may waive such minimum Deferral requirement for any Participant with respect to one or more Plan Years.

         Deferrals shall be accounted for in a separate subaccount of the Participant's Retirement Account.

3.2 Employer Discretionary Allocations. From time to time during the existence of the Plan, the Participating Company may, in its sole and absolute discretion, identify an Employee who is eligible under Plan
         Section 2.1(a) for an Employer Discretionary Allocation. In this case, the Participating Company shall declare in writing a dollar amount for the benefit of the Participant to be allocated to such Participant's Retirement Account as of a specific Allocation Date. The Employer Discretionary Allocations shall be accounted for in a separate subaccount of the Participant's Retirement Account.

 3.3 Interest. The Retirement Account of each Participant, shall accrue Interest. Interest shall separately accrue on the subaccounts maintained for Deferrals and Employer Discretionary Allocations. Also, Interest accrued on Deferrals and Employer Discretionary Allocations shall be maintained in separate subaccounts of the Retirement Account. The rate of Interest shall be, at the election of the Participant, either a fixed rate of interest or a floating rate of interest according to the following terms:

         (a) Floating Interest Rate. A rate of interest that may be changed prospectively from time to time, by written action of the Board; or

         (b) Fixed Interest Rate. A rate of interest that is fixed when the Employee first becomes a Participant under Plan Section 2.2. The fixed rate of interest shall be used for all purposes under the Plan while the Participant or the Participant's Beneficiary is entitled to a benefit under this Plan.

         A Participant must make a written irrevocable interest rate election under this Plan Section 3.3 no later than the sixtieth day following the Participant's participation in this Plan. If a Participant fails to make an interest rate election under this provision of the Plan, then the Participant shall be deemed to have elected an adjusting rate under subsection (a) above. The Plan's initial interest rate under subsections (a) and (b) above shall be 8.2% and shall remain in effect until changed by written action of the Board.


                                    ARTICLE 4
                            DISTRIBUTION OF BENEFITS

4.1      The Retirement Benefit

         (a) Eligibility. Upon a Participant's Retirement, the Participating Company shall pay the Participant the "Retirement Benefit" described in this Section 4.1.

         (b) Payment Method, Timing, and Amount. The normal form of Retirement Benefit paid to a Participant who Retires from a Participating Company or Affiliate shall be equal payments from the Participant's Retirement Account in the form of a 10-year annuity calculated using the level payment method described in Plan Section 4.1(c)(i) below. Payment of the normal form of Retirement Benefit shall begin after Retirement when directed by the Committee in the exercise of its sole and absolute discretion, but in no event later than the last working day of the second month following the month of the Participant's Retirement (the "annuity starting date"). Payments shall continue on each anniversary of the annuity starting date until 10 annual payments have been made and no amount of benefit remains to the credit of the Participant.

                           In lieu of the normal form of Retirement Benefit
                  (10-year annuity), a Participant may elect, prior to the Participant's Retirement, in the manner and form required by the Committee, to receive an optional form of Retirement Benefit. Such election must be approved by the Committee and shall be made during a period determined by the Committee but not later than the last day of the calendar year prior to the Participant's Retirement. Payment of an optional form of Retirement Benefit other than a lump sum shall begin after Retirement when directed by the Committee in the exercise of its sole and absolute discretion, but in no event later than the last working day of the second month following the month of the Participant's Retirement (the "annuity starting date"). Payment of the Retirement Benefit in a lump sum shall be made as described in Plan Section 4.5 regarding lump-sum payments upon Severance. Subject to Section 4.1(f) below, the Participant may select from one of the following optional forms of Retirement Benefit:

                  (i)      Lump sum equal to the Participant's Retirement
                           Account;

                  (ii)     5-year annuity;

                  (iii)    15-year annuity;

                  (iv)     20-year annuity; and

                  (v) Delayed annuity (which can include delayed lump-sum payment).

                           All annuity benefits will be paid in annual payments
                  on the anniversary of the annuity starting date over the selected term. In lieu of annual payments, a Participant may elect to receive monthly payments which shall be calculated at the beginning of each 12 month period based on the interest rate in effect at that time pursuant to Plan Section 3.3. Any balance remaining in the Participant's Retirement Account at the end of the annuity period shall be paid with the last payment.

         (c) Determination of Annual Payments. A Retired Participant who elects an annuity distribution alternative under Plan Section 4.1(b)(ii) through (v), the annual payment shall be determined under one of the following two methods selected by the Participant at the time the Participant elects to receive an alternate form of payment:

                  (i) Level Payment Method. The level payment method shall calculate an annual payment amount required to distribute the Participant's entire Retirement Account in substantially equal annual amounts over the annuity period determined under Plan Section 4.1(b). The level payment method shall use the following formula:

                                Annual Retirement   =   AB x Annuity Factor
                                Distribution
                                            Where (1) AB is the Participant's
                           Retirement Account balance on the annuity starting date (or subsequent anniversary thereof for recalculation) and (2) the Annuity Factor is factor determined by using the rate of Interest in effect on the annuity starting date (or subsequent anniversary thereof for recalculation) and the term of the annuity determined under Plan Section 4.1(b). For example, a Participant retires in year 1 with a Retirement Account balance of $100,000 on the annuity starting date. The rate of Interest in effect on the annuity starting date is 8.5%. The Participant will receive a 10 year annuity payout. The annual payments to be made under the Plan shall be a level amount calculated as follows:

                                    Account Balance           $          100,000
                                    Annuity Factor            x     0.1524077051
                                                              ------------------
                                    Annuity Payment           $           15,241
                                                              ==================

                                            The annuity payment determined under
                           this method shall be paid in annual installments on the first annuity starting date and each subsequent anniversary thereof. If the Participant has elected the floating rate of Interest, the annuity payment shall be recalculated on the anniversary date on the Participant's annuity starting date next following the change in the rate of Interest.

                  (ii) Percentage of Retirement Account Balance Method. The percentage of Retirement Account balance method shall use the following formula:

                                    Annual Retirement   =   AB x (y)z)
                                    Distribution

                                    Where (1) AB is the Participant's Retirement
                           Account balance immediately before the distribution including Interest since the last distribution; (2) y is the number which represents the number of annuity payments to date (including the current payment); (3) z is the total number of annuity payments to be made under the payment method selected under 4.1(b) above. For example, a participant retires in Year 1 and elects the normal form of Retirement Benefit. The payment schedule would be as follows:

                           Year of Distribution            Distribution Fraction
                           --------------------            ---------------------
                                    1                           1/10 or 10%

                                    2                           2/10 or 20%
                                    3                           3/10 or 30%
                                    4                           4/10 or 40%
                                    5                           5/10 or 50%
                                    6                           6/10 or 60%
                                    7                           7/10 or 70%
                                    8                           8/10 or 80%
                                    9                           9/10 or 90%
                                    10                          10/10 or 100%

                           During the period over which the Retirement
                  distribution is being made under this method, Interest shall accrue on the Retirement Account at the rate of Interest in effect at the time of the Interest accrual.

         (d) Period Certain Delayed Annuity Defined. A "delayed annuity" means an annuity that begins no less than one year nor more than 20 years after a Participant's Retirement in a form allowed under Section 4.1(b) except that such annuity shall not extend beyond the period ending 20 years after the Participant's Retirement. Interest shall accrue during the period that distributions are delayed.

         (e) Early Retirement. The Committee shall have the sole and absolute discretion to allow, from time to time, the payment of a Participant's Retirement Benefits upon Early Retirement. The Committee shall determine the eligibility requirements for such Early Retirement benefits including, but not limited to, age, length of service and any division, group, location or individual which qualifies for Early Retirement.

         (f) Committee Discretion. Notwithstanding the other provisions of this Article 4, if the Committee, in the exercise of its sole and absolute discretion, so directs at any time, the Participating Company shall accelerate payment of the Participant's Retirement Benefit at its then current present value, or any portion thereof, including, without limitation, the optional form of benefit selected by a Participant, if any, under Sections 4.1(b). The amount of the accelerated payment shall be its current present value at the time of payment.

4.2 Reemployment. If a Retired Participant again becomes an Employee, such reemployment shall not change, suspend, delay, or otherwise affect payment of the Participant's Retirement Benefit, and such Participant shall not be eligible to make Deferrals following such reemployment unless the Committee so authorizes.

4.3 Death. If a Participant dies before beginning distributions, then the deceased Participant's Retirement Benefit shall be paid in any manner allowed under Plan Section 4.1(b) if so elected by the Participant in the Participant's Beneficiary designation form or, if no such election is made, in a lump sum to the Participant's Beneficiary(ies) no later than the first day of the sixth month following the Participant's date of death. If a Retired Participant dies after beginning distributions but before receiving the entire Retirement Benefit, the remaining Retirement Benefit will be paid to the Participant's Beneficiary in the same manner as was in effect on the date of the Participant's death or in any manner allowed under Plan Section 4.1(b) if so elected by the Participant on the Participant's Beneficiary designation form.

4.4 Payment of Plan Benefits Upon Severance. When a Participant terminates employment for reasons other than Retirement and therefore incurs Severance, the Participant's Retirement Benefit shall be paid not later than the first day of the sixth month following Severance.


                                    ARTICLE 5
                                HARDSHIP PAYMENTS

5.1 Hardship Payments. In the event a Participant incurs a "financial hardship" as a result of an "unforeseeable emergency" (as such terms are defined in Treas. Reg. Section 1.457-2(h)(4) or any successor regulations), the Participant may request that the Participating Company accelerate payment of the Participant's benefits under the Plan. Such request shall be filed with the Committee and provide such information and be in such form as the Committee shall require. The Committee, in the exercise of its sole and absolute discretion, shall approve or deny the request in whole or in part, and shall direct the Participating Company accordingly. Notwithstanding any provision in the Plan to the contrary, any payment made pursuant to this Article 5 shall comply with Code Section 457(d)(1)(A)(iii) and the regulations promulgated thereunder (or any successor provisions). The amount available for payment to a Participant under this Article 5 shall be limited to the Participant's Deferrals. Any payment to a Participant under this Article 5 shall be deemed to consist of Deferrals.


                                    ARTICLE 6
                                   ADJUSTMENTS

6.1 Accounts. The Committee shall establish and cause to be maintained with respect to each Participant's Deferrals, Employer Discretionary Alloctions, and Interest accrued on Deferrals and Employer Discretionary Allocations separate subaccounts as part of the Participant's Retirement Account and as of each Adjustment Date shall adjust each subaccount as provided in this Article 6.

6.2 Adjustments to Retirement Account. As of each Adjustment Date, the Committee shall adjust each Retirement Account by the following:

         (1) Retirement Account Payments and Forfeitures. There shall be debited Retirement Benefits distributed or forfeited pursuant to Article 4, Deferrals paid pursuant to Article 5, forfeitures provided for under Article 7, and any other amounts that are properly allocable to the account as a reduction in the Retirement Account balance.

         (2) Interest. There shall be credited Interest for the period since the last Adjustment Date. Interest shall equal the product of the account, adjusted as of the Adjustment Date immediately preceding and after adjustment pursuant to paragraph (1) above but before adjustment pursuant to paragraphs (3) and (4) below, times such Interest rate then in effect for such Retirement Account.

         (3) Deferrals. There shall be credited the Participant's Deferrals, if any, made since the last Adjustment Date and allocable to the account.

         (4) Employer Discretionary Allocations. There shall be credited the Employer Discretionary Allocations declared for the benefit of the Participant, if any, made since the last Adjustment Date and allocable to the account.


                                    ARTICLE 7
                                   CONDITIONS

7.1 Faithful Performance. Notwithstanding any provision in this Plan to the contrary, any benefit to be paid to or on behalf of any Participant under this Plan shall be reduced by the amount of any financial loss caused by the Participant's criminal act or actions affecting a Participating Company or an Affiliate or the amount of any financial loss caused by a Participant's embezzlement of money or property from a Participating Company or an Affiliate.

7.2 Tax Law Changes. Notwithstanding any provision in this Plan to the contrary, the Committee shall be vested with the authority to condition the Participating Company's obligations under this Plan upon the nonoccurrence of a change in the law which adversely and fundamentally affects the Participating Company's ability to informally finance such obligations including, but not limited to, changes in the laws governing the taxation of life insurance proceeds received by the Participating Company, the taxation of the internal buildup of the cash surrender value of life insurance owned by the Participating Company, and the taxation of the proceeds of life insurance policy loans received by the Participating Company. In the event the Participating Company's obligations under this Plan are so conditioned, and such condition occurs, the Participating Company shall have the right to pay in a lump sum to the Participant or the Participant's Beneficiary the Retirement Account (including Interest). The payment of such amount shall be made within 90 days of the change in the law, shall fully and completely discharge the Participating Company's obligations under this Plan and shall fully and completely satisfy all the Participant's and his or her Beneficiary's rights thereunder.

                                    ARTICLE 8
                           ADMINISTRATION OF THE PLAN

8.1 Powers and Duties of the Committee. The Committee shall have general responsibility for the administration of the Plan (including but not limited to complying with reporting and disclosure requirements (if any), and establishing and maintaining Plan records). In the exercise of its sole and absolute discretion, the Committee shall interpret the Plan's provisions and determine the eligibility of individuals for benefits.

8.2 Agents. The Committee may engage such legal counsel, certified public accountants and other advisers and service providers, who may be advisers or service providers for the Participating Company or an Affiliate, and make use of such agents and clerical or other personnel, as it shall require or may deem advisable for purposes of the Plan. The Committee may rely upon the written opinion of any legal counsel or accountants engaged by the Committee, and may delegate to any such agent or to any subcommittee or member of the Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee.

8.3 Reports to Board. The Committee shall report to the Board or to a committee of the Board designated for that purpose, as frequently as the Board or such committee shall specify, with regard to the matters for which the Committee is responsible under the Plan.

8.4 Structure of Committee. The Committee shall consist of the Compensation Committee of the Bank as it exists from time to time. No member of the Committee shall be entitled to act on or decide any matter relating solely to such member or any of such member's rights or benefits under the Plan. In the event the Committee is unable to act in any matter by reason of the foregoing restriction, the Board shall act on such matter. The members of the Committee shall not receive any special compensation for serving in the capacity as members of the Committee but shall be reimbursed for any reasonable expenses incurred in connection herewith. Except as otherwise required by ERISA, no bond or other security shall be required of the Committee or any member thereof in any jurisdiction. Any member of the Committee, any subcommittee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity with respect to the Plan.

8.5 Adoption of Procedures of Committee. The Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business at a meeting of the Committee. Any action of the Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting. The Committee may also act without meeting by unanimous written consent.

8.6 Instructions for Payments. All requests of or directions to the Participating Company for payment or disbursement shall be signed by a member of the Committee or such other person or persons as the Committee may from time to time designate in writing. This person shall cause to be kept full and accurate accounts of payments and disbursements under the Plan.

8.7 Claims for Benefits. All claims for benefits under the Plan shall be submitted in writing to the Committee. Within a reasonable period of time the Committee shall decide the claim by majority vote. Written notice of the decision on each such claim shall be furnished within 30 days after receipt of the claim. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to said claimant of written notice of said decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 30 days after receipt by the Committee for a request for review. Written notice of the decision on review shall include specific reasons for such decision.

8.8 Mandatory Arbitration. Any controversy or claim arising out of or relating to a final decision, upon review pursuant to the procedures of Plan Section 8.7 above, that denies, whether in whole or part, a claim for benefits under the Plan shall be settled by arbitration using three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be subject to the statute of limitations that would apply if the claim on which arbitration is based were brought as a suit in a United States District Court under the ERISA. Notwithstanding the grant of any discretionary authority under the Plan, the arbitration shall be a de novo review and the arbitrators shall not be limited to merely determining whether an abuse of discretion has occurred. For all purposes under the Plan, the arbitrators shall have discretionary authority to decide the claim and their decision shall be final, binding, and conclusive on all interested parties. The site of any such arbitration shall be in the executive offices of the Bank. Each party shall pay their own costs for arbitration. The arbitrators shall allocate the cost of arbitration among the parties in their sole and absolute discretion.

8.9 Hold Harmless. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Participating Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Bank's own assets), each member of the Committee and each other officer, Employee, or director of the Participating Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Participating Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

8.10 Service of Process. The Secretary of the Bank or such other person designated by the Board shall be the agent for service of process under the Plan.


                                    ARTICLE 9
                          DESIGNATION OF BENEFICIARIES

9.1 Beneficiary Designation. Every Participant shall file with the Committee a written designation (on a form provided by the Committee) of one or more persons as the Beneficiary who shall be entitled to receive the benefits, if any, payable under the Plan after the Participant's death. A Participant may from time to time revoke or change such Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Committee concerning the effectiveness of any Beneficiary designation, and the identity of any Beneficiary, shall be final. If a Beneficiary shall die after the death of the Participant and prior to receiving the payment(s) that would have been made to such Beneficiary had such Beneficiary's death not occurred, then for the purposes of the Plan the payment(s) that would have been received by such Beneficiary shall be made to the Beneficiary's estate.

9.2 Failure to Designate Beneficiary. If no Beneficiary designation is in effect at the time of a Participant's death, the benefits, if any, payable under the Plan after the Participant's death shall be made to the beneficiary designated in writing under the Bank's 401(k) Plan, if any, or if no such written designation exists, to the Participant's Surviving Spouse, if any, or if the Participant has no Surviving Spouse, to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such benefits, the Committee may direct the Participating Company to withhold payment, without liability for any Interest thereon, until the rights thereto are determined, or the Committee may direct the Participating Company to pay any such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Participating Company therefore.

                                   ARTICLE 10
                       WITHDRAWAL OF PARTICIPATING COMPANY

10.1 Withdrawal of Participating Company. The Participating Company (other than the Bank) may withdraw from participation in the Plan by giving the Board prior written notice approved by resolution by its board of directors or similar governing body specifying a withdrawal date, which shall be the last day of a month at least 30 days subsequent to the date which notice is received by the Board. The Participating Company shall withdraw from participating in the Plan if and when it ceases to be either a division of the Bank or an Affiliate. The Board may require the Participating Company to withdraw from the Plan, as of any withdrawal date the Board specifies.

10.2 Effect of Withdrawal. A Participating Company's withdrawal from the Plan shall not in any way modify, reduce, or otherwise affect the Participating Company's obligations under Deferral Elections and Employer Discretionary Allocations (or Interests accruals thereon) made before the withdrawal, as such obligations are defined under the provisions of the Plan existing immediately before the withdrawal. Withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.


                                   ARTICLE 11
                      AMENDMENT OR TERMINATION OF THE PLAN

11.1     Right to Amend or Terminate the Plan.

         (a) The Board reserves the right at any time to amend or terminate the Plan by corporate resolution, in whole or in part, and for any reason and without the consent of any Participating Company, Participant, or Beneficiary. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Board.

         (b) The Committee may adopt any ministerial and nonsubstantive amendment which may be necessary or appropriate to facilitate the administration, management, and interpretation of the Plan, provided the amendment does not materially affect the currently estimated cost to the Participating Companies of maintaining the Plan. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Committee.

         (c) In no event shall an amendment or termination modify, reduce, or otherwise affect the Participating Company's obligations under Deferral Elections or Employer Discretionary Allocations (or both) made before the amendment or termination, as such obligations are defined under the provisions of the Plan existing immediately before such amendment or termination.

11.2 Notice. Notice of any amendment or termination of the Plan shall be given by the Board or the Committee, whichever adopts the amendment, to the other and all Participating Companies.

                                   ARTICLE 12
                       GENERAL PROVISIONS AND LIMITATIONS

12.1 No Right to Continued Employment. Nothing contained in the Plan shall give any Employee the right to be retained in the employment of the Participating Company or Affiliate or affect the right of any such employer to dismiss any Employee. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and Employee or consideration for, or an inducement to or condition of, the employment of any Employee.

12.2 Payment on Behalf of Payee. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or had died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to such person's spouse, a child, a relative, an institute maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Participating Company therefor.

12.3 Nonalienation. No interest, expectancy, benefit, payment, claim, or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary; (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary; or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Committee and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant, Beneficiary, or any other beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event the Committee may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper.

12.4 Missing Payee. If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Participating Company, and within three months after such mailing such person has not made written claim therefor, the Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof forfeited, and upon such cancellation, the Participating Company shall have no further liability therefor, except that, in the event such person later notifies the Committee of such person's whereabouts and requests the payment or payments due to such person under the Plan, the amounts otherwise due but unpaid as of the date payment would have been made shall be paid to such person without Interest for late payment.

12.5 Required Information. Each Participant shall file with the Committee such pertinent information concerning himself or herself, such Participant's Beneficiary, or such other person as the Committee may specify, and no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the Participant.

12.6 Cooperation of Participant. If a Participating Company elects to purchase life insurance on a Participant's life or enter into any other investment or insurance product intended to accumulate funds to be used by the Bank to pay benefits under the Plan, the Participant shall cooperate in the acquisition of such policy or such other investment but shall have no other claim to such policy or such other investment.

12.7 No Trust or Funding Created. The obligations of the Participating Company to make payments hereunder shall constitute a liability of the Participating Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Participating Company, and the Participating Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Participating Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Company and a Participant or any other person. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Participating Company.

12.8 Binding Effect. Obligations incurred by the Participating Company pursuant to this Plan shall be binding upon and inure to the benefit of the Participating Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

12.9 Merger or Consolidation. In the event of a merger or consolidation by the Participating Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Participating Company by another corporation, then and in such event the obligations and responsibilities of the Participating Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges, and benefits of the Participants and Beneficiaries hereunder shall continue.

12.10 Entire Plan. This document and any written amendments hereto, the Deferral Elections, and the beneficiary designation forms contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.



         IN WITNESS WHEREOF, the Bank has caused this Plan to be executed this _____ day of _______________, 1997.

                                            FIRST-CITIZENS BANK AND TRUST
                                            COMPANY OF SOUTH CAROLINA



                                            By:
                                               ---------------------------------

ATTEST:


------------------------------------
                                    , Secretary
------------------------------------

                                    EXHIBIT A
                            SALARY DEFERRAL ELECTION

To: Administrative Committee of the Deferred Compensation Plan of the First-Citizens Bank and Trust Company of South Carolina

From:    Name:
              --------------------------------------------------

         Address:
                 -----------------------------------------------

                 -----------------------------------------------

         Social Security No.:
                             -----------------------------------

Date:
         -------------------


DEFERRALS

         Election to Defer Salary for Remainder of Current Calendar Year

         I became eligible to participate in the Plan within the past 30 days. Pursuant to the terms of the Plan, I hereby elect to defer the receipt of the following amount of Salary which I earn during the remainder of the current calendar year and which, but for this Deferral Election, would be paid to me:

                                    percent
                   ---------------
                                     --OR--

         Election to Defer Salary for Next Calendar Year

         Pursuant to the terms of the Plan, I hereby elect to defer the receipt of the following amount of Salary which I earn during the next calendar year and which, but for this Deferral Election, would be paid to me:

                                    percent
                   ---------------

INTEREST

         I understand that the rate of Interest under this Plan shall be determined under Plan Section 3.3 the terms of which are as follows:

3.3 Interest. The Retirement Account of each Participant, shall accrue Interest. Interest shall separately accrue on the subaccounts maintained for Deferrals and Employer Discretionary Allocations. Also, Interest accrued on Deferrals and Employer Discretionary Allocations shall be maintained in separate subaccounts of the Retirement Account. The rate of Interest shall be, at the election of the Participant, either a fixed rate of interest or a floating rate of interest according to the following terms:

         (a) Floating Interest Rate. A rate of interest that may be changed prospectively from time to time, by written action of the Board; or

         (b) Fixed Interest Rate. A rate of interest that is fixed when the Employee first becomes a Participant under Plan Section 2.2. The fixed rate of interest shall be used for all purposes under the Plan while the Participant or the Participant's Beneficiary is entitled to a benefit under this Plan.

         A Participant must make a written irrevocable interest rate election under this Plan Section 3.3 no later than the sixtieth day following the Participant's participation in this Plan. If a Participant fails to make an interest rate election under this provision of the Plan, then the Participant shall be deemed to have elected an adjusting rate under subsection (a) above. The Plan's initial interest rate under subsections (a) and (b) above shall be 8.2% and shall remain in effect until changed by written action of the Board.


(   )    I hereby elect a floating interest rate under Plan Section 3.3(a).

(   )    I hereby elect a fixed interest rate under Plan Section 3.3(b) which shall be % for all purposes under the Plan.


CONDITIONS

         I understand that if I cause a financial loss by criminal act or actions to the Bank or any Affiliate, then my benefits under the Plan may be reduced or eliminated.

RIGHT TO MAKE A BENEFICIARY DESIGNATION

         I further understand that the Plan allows me to designate a Beneficiary to receive any benefits payable after my death. I understand that I must complete a separate form to make my Beneficiary designation. I may also direct how payments will be made to the Beneficiary I designate.

EFFECT OF DEFERRALS UNDER TAX-QUALIFIED PLANS

         I further understand that amounts I choose to defer under this Plan and amounts that may be allocated for my benefit under this Plan as Employer Discretionary Allocations (if any) will not be considered "compensation" in determining benefits under the Bank's tax-qualified retirement plans.

INCORPORATION OF PLAN

         I further understand that the Plan, a copy of which was provided to me, is incorporated herein by reference and shall govern the rights and obligations hereunder.



                                            Date:
--------------------------------------           ------------------------
Participant Signature


Accepted by the Administrative Committee:


                                            Date:
--------------------------------------           ------------------------
Authorized Signature


--------------
Printed Name

                                    EXHIBIT B
                          BENEFICIARY DESIGNATION FORM


To: Administrative Committee of the Deferred Compensation Plan of the First-Citizens Bank and Trust Company of South Carolina

From:    Name:
               ---------------------------------------------------

         Address:
                 -------------------------------------------------

                 -------------------------------------------------

         Social Security No.:
                             -------------------------------------

         I, a Participant in the Plan, hereby name the following person or persons, entity or entities (herein called "Designated Beneficiary(ies)") to receive such amounts, if any, that are payable under the Plan after my death (herein called "Survivor Benefits"):


                            Primary Beneficiary(ies)

                                                     Social
Name and Relationship        Address                 Security No.     Percentage

1.
    --------------------     -------------------     -----------      ---------

    --------------------     -------------------     -----------      ---------

2.
    --------------------     -------------------     -----------      ---------

    --------------------     -------------------     -----------      ---------

3.
    --------------------     -------------------     -----------      ---------

    --------------------     -------------------     -----------      ---------

4.
    --------------------     -------------------     -----------      ---------

    --------------------     -------------------                            100%
                                                                      ==========

         If my Survivor Benefits, if any, are to be paid to more than one Designated Beneficiary, I understand that such Survivor Benefits shall be divided equally (or in the percentages specified) between or among such Designated Beneficiaries.

         If any Primary Beneficiary(ies) named above is (are) not in existence at my death, then I name the following Contingent Beneficiary(ies) to receive the benefit that such Primary Beneficiary(ies) would have received:

                             Contingent Beneficiary

                                                              Social
Name and Relationship               Address                   Security No.
Percentage

Contingent Beneficiary to Primary Beneficiary No.          :
                                                 ----------

--------------------                ----------------------    -----------

--------------------                ----------------------

Contingent Beneficiary to Primary Beneficiary No.          :
                                                 ----------

--------------------                ----------------------    -----------

--------------------                ----------------------


Contingent Beneficiary to Primary Beneficiary No.          :
                                                 ----------

--------------------                ----------------------    -----------

--------------------                ----------------------


Contingent Beneficiary to Primary Beneficiary No.          :
                                                 ----------

--------------------                ----------------------    -----------  -----

                                                                            100%
--------------------                ----------------------                 =====

         I understand that if a Primary Beneficiary dies before I do and there is no Contingent Beneficiary named to take such Primary Beneficiary's share, then the Survivor Benefits will be paid to my Surviving Spouse, if any, and if not to my estate.

         I understand that if a Designated Beneficiary dies after I do but before all Survivor Benefit payments have been made to such Designated Beneficiary, then the remaining payments will be made to the Designated Beneficiary's estate.

         I understand that if I die before beginning distributions, then my Retirement Benefit shall be paid in any manner allowed under Plan Section 4.1(b) that I elect below or, if I make no such election, in a lump sum to my Beneficiary(ies) no later than the first day of the sixth month following my date of death. I further understand that if I die after beginning distributions but before receiving the entire Retirement Benefit, my remaining Retirement Benefit will be paid to my Beneficiary in the same manner as was in effect on the date of my death or in such other manner elected by me below:

                           * If I die before beginning distributions, I declare
                 that my Beneficiary receive Plan benefits as follows:

                 (   )   Lump sum equal to the Participant's Retirement Account;

                 (   )   5-year annuity;

                 (   )   15-year annuity;

                 (   )   20-year annuity; or

                 (   )   Delayed annuity (which can include delayed lump-sum
                         payment). If delayed annuity describe:
                         .  Delayed annuity may not extend beyond 20 years.

                                            -I understand that all annuity
                          benefits will be paid to my beneficiary in annual payments on the anniversary of the annuity starting date over the term selected above unless I elect monthly distribution below:

                          (   )    I elect for my beneficiary to receive
                                    monthly benefit payments in lieu of annual payments.

                           * If I die after beginning distributions but before
                  may Plan benefits have been completely distributed, I declare that my Beneficiary receive Plan benefits as follows:

                  (   )  In the same manner as before my death;

                  (   )  Lump sum equal to the Participant's Retirement Account;

                  (   )  5-year annuity;

                  (   )  15-year annuity;

                  (   )  20-year annuity; or

                  (   )  Delayed annuity (which can include delayed lump-sum
                         payment). If delayed annuity describe:
                         .  Delayed annuity may not extend beyond 20 years.

                                           -I understand that all annuity
                          benefits will be paid to my beneficiary in annual payments on the anniversary of the annuity starting date over the term selected above unless I elect monthly distribution below:

                          (   )    I elect for my beneficiary to receive monthly
                                   benefit payments in lieu of annual payments.

         I understand that this Beneficiary Designation Form shall remain in effect until revoked by me in writing or until superseded by my execution and delivery of a substitute Beneficiary Designation Form. I understand that no such revocation or substitute Beneficiary Designation Form will be effective until it is actually received by the Committee.

         I understand that Survivor Benefit payments will have federal and state tax consequences and that such consequences may depend on the identity of the Beneficiary of such payments (for example, whether the Beneficiary is my spouse); and I acknowledge that I have been advised to consult an independent, professional tax advisor before completing this Beneficiary Designation Form.


                             ---------------------------------------
                             Participant's Signature

                             Date:
                                  -----------------------------------